Sit Mutual Funds

Stock Funds’ Statement of Additional Information

Sit Mid Cap Growth Fund, Inc.	Sit Mutual Funds, Inc.
Sit Large Cap Growth Fund, Inc.

Sit International Growth Fund (series A)
Sit Balanced Fund (series B)
Sit Developing Markets Growth Fund (series C)
Sit Small Cap Growth Fund (series D)
Sit Dividend Growth Fund (series G)
Sit Global Dividend Growth Fund (series H)

Supplement dated August 11, 2009 to Statement of Additional Information Dated November 1, 2008

Item 14 of Small Cap Growth Fund’s list of non-fundamental investment restrictions listed on pages 8 - 9 should be deleted and replaced with the following:

14.  Invest, under normal market conditions, less than 80% of its net assets in common stocks of companies with capitalizations of $3.0 billion or less at the time of purchase, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous 12 months; or

Shareholders should retain this Supplement for future reference.